[Logo] M F S(R)
INVESTMENT MANAGEMENT
75 YEARS
WE INVENTED THE MUTUAL FUND(R)

[graphic omitted]

                    MFS(R) GLOBAL GROWTH
                    FUND
                    (FORMERLY MFS(R) WORLD GROWTH FUND)
                    ANNUAL REPORT o OCTOBER 31, 1998

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 26
Notes to Financial Statements ............................................. 33
Independent Auditors' Report .............................................. 39
Trustees and Officers ..................................................... 41


       MFS CELEBRATES ITS DIAMOND ANNIVERSARY!

       MARCH 21, 1999, MARKS THE 75TH ANNIVERSARY OF MFS' INVENTION OF
       THE MUTUAL FUND. THE MUTUAL FUND INDUSTRY HAS BROUGHT THE POWER
       OF INVESTING TO EVERY AMERICAN, OFFERING THEM THE OPPORTUNITY FOR COLLEGE DEGREES, HOME OWNERSHIP, AND COMFORTABLE RETIREMENT.
       IMAGINE TODAY'S WORLD WITHOUT MUTUAL
       FUNDS. WE COULDN'T. AND WHILE THE             MFS 75 YEARS
       YEARS AHEAD WILL BRING A NUMBER OF            [graphic omitted]
       CHALLENGES, OUR 75 YEARS OF EXPERIENCE        EXPERIENCE THE FUTURE(SM)
       WILL HELP GUIDE A NEW GENERATION OF
       INVESTORS INTO THE FUTURE.

------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE              NO BANK GUARANTEE
------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
In 1999, MFS celebrates its 75th anniversary. The nation's first mutual fund -- our Massachusetts Investors Trust (MIT) -- was introduced to the public on March 21, 1924. Since then, MFS Investment Management(R), the company that grew out of that original fund, has helped guide shareholders through many economic and investment cycles, primarily by focusing on the long-term opportunities created by an expanding global economy. As of October 31, 1998, MFS manages nearly $87 billion, and the firm's 2,000 people serve
3.8 million investors and their financial advisers worldwide. Meanwhile, MIT's assets have grown to over $10 billion, and 56 mutual funds are offered in the MFS Family of Funds(R).

One of the elements to the success of MIT did not exist before our founders invented it in 1924. That is liquidity. This innovation means that if you want to sell your investment in any MFS mutual fund, you have the security of knowing that you may do so immediately and the money may be exchanged into another MFS fund or that you may add other MFS funds to your portfolio as your investment needs change. If you need your money for other purposes, it can quickly be wired or mailed to you. This daily redemption feature, through which new shares were created when people invested in MIT and were redeemed when people sold, brought another important change to the industry. Now, the price of a mutual fund's shares wasn't determined by supply and demand, but by the value of the securities owned by each portfolio.

Another factor in our growth was the development of one of the industry's first in-house research departments in 1932. Unlike many other companies that rely on Wall Street research reports, which can be used by many investors at the same time, MIT's managers built its long-term track record by visiting companies, talking to managers and competitors, and "kicking the tires" so they could judge the quality and potential of each company's products and services for themselves. Today, MFS has more than 100 full-time portfolio managers, stock analysts, and credit analysts who track the equity and bond markets. That number includes nearly 40 equity analysts who specialize in industries such as aviation, media, technology, automobiles, and utilities.

While MIT was the first mutual fund, it was not our only invention. We also established the nation's first global bond fund, first high-yield municipal bond fund, and first high-yield municipal closed-end bond fund.

We are proud of the record of MIT and of the funds in the MFS Family of Funds, but we are also proud of our long-standing relationship with financial advisers. Not only do we believe investors can benefit from the advice of these experts but, as was shown during the market volatility of 1998, people who work with financial advisers are less likely to abandon their carefully designed, long-term investment strategies.

Our ability to service your investment and information needs is also extremely important to us. Today, the MFS Service Center handles millions of transactions and phone calls every year. Supporting the work of financial advisers, promptly sending out statements and confirmations, and answering hundreds of investors' questions every day are crucial elements in maintaining long-term relationships with our fund shareholders. That link to our investors has also been enhanced by our site on the World Wide Web: WWW.MFS.COM. Since 1996, this site has given investors and the general public access to up-to- date information about MFS products and services, as well as market outlooks and retirement information. The site has rapidly become one of our primary vehicles for communicating with our investors and educating the public about mutual funds in general and MFS in particular.

If there is a common thread running through these milestones, it is our always-increasing commitment to providing you with the best possible investment management and shareholder service, just as we have done for the past 75 years.

As we celebrate this anniversary, it is also a time for MFS to look ahead and build on our 75 years of innovation and experience to help meet your investment needs in the next century. We appreciate your confidence and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    November 16, 1998

MANAGEMENT REVIEW AND OUTLOOK

For the 12 months ended October 31, 1998, Class A shares of the Fund provided a total return of -1.99%, Class B shares -2.70%, Class C shares -2.73%, and Class I shares -1.64%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges and compare to a 12.76% return for the Morgan Stanley Capital International (MSCI) All Country World Index, an unmanaged index of developed-country and emerging market equities. Effective August 24, 1998, the name of the Fund was changed from MFS(R) World Growth Fund to MFS(R) Global Growth Fund.

Q. WHAT DO YOU SEE AS SOME OF THE REASONS FOR THE FUND'S PERFORMANCE OVER THE PAST YEAR?

A. From a big-picture standpoint, the Fund's performance was helped by its overweighting in U.S. technology and European stocks and an underweighting in Japanese companies. However, this performance was offset by the Fund's overweighting in the emerging markets, which were abysmal performers across the board.

Q. HOW WOULD YOU DESCRIBE THE PAST YEAR'S INVESTMENT ENVIRONMENT, PARTICULARLY AS IT IMPACTED THE FUND?

A. The past year has been an extraordinarily volatile period that has presented opportunities to buy stocks at prices that have not been seen for quite some time. We are hopeful that this will bear fruit over the coming 12 months. Without a doubt, the disruption created by Asia's economic problems was the single most important factor affecting global markets during this period. Concerns surrounding Asia spread swiftly to Russia, Latin America, and emerging Europe, resulting in widespread currency devaluations, high interest rates, and slowing local economies. This, in turn, dampened the profit outlook for some of our technology and large-cap multinational companies with exposure to Asia and Russia. No part of the world did more poorly than the emerging markets themselves. On a more positive note, though, there does appear to be the proverbial light at the end of the tunnel. In recent weeks, the United States and Europe have embarked upon the beginning of a concerted effort to reduce interest rates. This should help sustain growth in the United States and Europe, which in turn should fuel a recovery in the emerging markets.

Q. THE FUND HAS INVESTMENTS IN THREE MAJOR MARKETS, INCLUDING THE UNITED STATES. WHAT U.S. INDUSTRIES AND STOCKS ARE YOU EMPHASIZING, AND WHY?

A. The United States remains one of our favorite major markets because of its low inflation, low and declining interest rates, reasonably good economic growth, and high corporate profits. We continue to emphasize U.S. technology companies, primarily software. We are especially enthusiastic about database and application software companies such as BMC Software and Compuware that are helping corporations worldwide increase productivity. Another area we believe offers solid potential is food and drug retailing, where companies are benefiting from industry consolidation and strong pharmaceutical drug trends. We also own a number of companies in the emerging telecommunications area, such as MCI WorldCom and Global Telesystems, both of which are positioned to benefit from global deregulation and increasing competition.

Q. WHAT ABOUT DEVELOPED FOREIGN MARKETS? WHAT COUNTRIES AND WHAT KINDS OF INDUSTRIES DO YOU LIKE THERE?

A. In our view, Europe offers the most opportunity of the developed markets. European monetary union, which goes into effect in 1999, should be a positive for the region, which is at an earlier stage in the economic cycle than the United States. Favorite countries include the Netherlands, Italy, and Sweden. Outside of Europe, we're finding more attractive ideas in Japan. In general, we're looking for companies that we feel can generate 15% or better annual growth at reasonable valuations. We've found quite a few of these among consumer staples companies in Europe and the export- oriented technology companies in Japan.

Q. THERE SEEM TO BE SIGNS OF RECOVERY IN ASIA AND SOME OF THE EMERGING MARKETS. WHAT DO YOU SEE AS THE REASONS FOR THIS, AND ARE YOU FINDING OPPORTUNITIES IN THESE MARKETS?

A. A number of important changes have taken place over the past few weeks that we believe bode well for an eventual recovery in the emerging markets. First, as mentioned earlier, the United States, Europe, and Japan have begun to lower interest rates, which should help sustain or jump start growth in the developed markets. This will help all world economies, since the emerging markets depend on demand from the rest of the world. Second, Asian currencies, in particular the Japanese yen, have strengthened versus the U.S. dollar. This reduces the potential for another round of devaluations in Asia and Latin America. A weaker dollar also improves the competitive position of many of the emerging Asian economies, helping their future economic growth. All of this means that many emerging economies may see improvement after 1999, implying higher earnings and higher stock prices down the road.

Q. HAVE THERE BEEN ANY SIGNIFICANT CHANGES IN THE FUND'S HOLDINGS OR ALLOCATIONS OVER THE PAST YEAR?

A. Yes. Compared to a year ago, we have increased the European allocation because we've found companies there with more compelling valuations than those in the United States. The emerging markets represent a much smaller percentage, in part due to a decline in value, but also due to concerns about overweighting this area at this time.

Q. COULD YOU TALK ABOUT SOME STOCKS OR COUNTRIES THAT PERFORMED BETTER THAN YOU EXPECTED?

A. A number of software and networking holdings such as Compuware, BMC Software, and Cisco were among our best performers because of robust earnings that held up well despite weakness among Asian customers. In Europe, financial stocks such as Allied Irish Banks and Anglo Irish Bank contributed handsomely to performance thanks to earnings driven by strong local economies and a favorable interest-rate environment.

Q.  NOW, WHAT ABOUT SOME STOCKS OR COUNTRIES THAT UNDERPERFORMED?

A. All of the emerging markets of Asia, Eastern Europe, and Latin America performed poorly. Political uncertainty and devaluation caused our few Russian and Eastern European stocks to be the hardest hit. In the United States, Cendant was our biggest disappointment. Accounting irregularities at its CUC subsidiary resulted in a major restatement of earnings. We continue to believe in the company, which is now in the process of a major restructuring and stock buyback program. In developed foreign markets, our Japanese stocks underperformed despite attractive valuations. With the recent plans enacted by the Japanese government to rejuvenate its economy, we hope our Japanese holdings will be solid contributors to future performance.

Q. WHAT KIND OF INVESTMENT ENVIRONMENT DO YOU SEE GOING FORWARD, AND HOW DO YOU PLAN TO POSITION THE FUND FOR IT?

A. We see better times ahead. Global markets should be helped by the recent concerted action of the U.S. Federal Reserve Board and the Group of Seven nations to lower interest rates and keep the United States and Europe on a growth track. We believe this should help the emerging markets move toward recovery. We think there will be many fits and starts in this process, so our strategy in the emerging markets is to invest in companies and countries that we feel are positioned to come out of recession quickly. In the United States, our focus is on companies that can generate high-quality visible growth and companies likely to benefit from a recovery in overseas markets. In Europe and Japan, we will continue to target companies generating 15% growth trading at what we view as attractive valuations.

/s/ John W. Ballen                   /s/ David R. Mannheim
    John W. Ballen                       David R. Mannheim
    Portfolio Manager                    Portfolio Manager

/s/ Kevin R. Parke                   /s/ Toni Y. Shimura
    Kevin R. Parke                       Toni Y. Shimura
    Director of Equity Research*         Portfolio Manager

*The committee of MFS research analysts is responsible for the day-to-day management of a portion of the Fund under the general supervision of Mr. Parke.

The opinions expressed in this report are those of the portfolio managers and are only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGERS' PROFILES
--------------------------------------------------------------------------------

   JOHN W. BALLEN IS PRESIDENT, CHIEF INVESTMENT OFFICER, AND A MEMBER OF THE EXECUTIVE COMMITTEE AND BOARD OF DIRECTORS OF MFS INVESTMENT MANAGEMENT(R). HE ALSO IS PORTFOLIO MANAGER OF MFS(R) EMERGING GROWTH FUND, MFS(R) EMERGING GROWTH SERIES (PART OF MFS(R) VARIABLE INSURANCE TRUST(SM)), AND THE EMERGING GROWTH SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS.

   MR. BALLEN JOINED THE MFS RESEARCH DEPARTMENT IN 1984 AS AN INDUSTRY SPECIALIST. HE WAS NAMED INVESTMENT OFFICER IN 1986, VICE PRESIDENT -- INVESTMENTS IN 1987, DIRECTOR OF RESEARCH IN 1988, SENIOR VICE PRESIDENT IN 1990, DIRECTOR OF EQUITY PORTFOLIO MANAGEMENT IN 1993, CHIEF EQUITY OFFICER IN 1995, EXECUTIVE VICE PRESIDENT IN 1997, AND PRESIDENT AND A MEMBER OF THE BOARD IN 1998. MR. BALLEN IS A GRADUATE OF HARVARD COLLEGE AND EARNED A MASTER OF COMMERCE DEGREE FROM THE UNIVERSITY OF NEW SOUTH WALES IN AUSTRALIA AND AN M.B.A. FROM STANFORD UNIVERSITY.

   DAVID R. MANNHEIM IS A SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF MFS(R) GLOBAL EQUITY FUND, MFS(R) INTERNATIONAL GROWTH FUND, MFS(R) GLOBAL ASSET ALLOCATION FUND, MFS(R) MERIDIAN(SM) GLOBAL EQUITY FUND, MFS(R) GLOBAL GROWTH FUND, AND THE INTERNATIONAL SERIES, THE WORLD GROWTH SERIES, AND THE WORLD ASSET ALLOCATION SERIES OFFERED THROUGH MFS(R)/ SUN LIFE ANNUITY PRODUCTS.

   MR. MANNHEIM JOINED MFS IN 1988 AND WAS NAMED INVESTMENT OFFICER IN 1990, ASSISTANT VICE PRESIDENT IN 1991, VICE PRESIDENT AND PORTFOLIO MANAGER OF MFS GLOBAL EQUITY FUND IN 1992, AND SENIOR VICE PRESIDENT IN 1997. HE IS A GRADUATE OF AMHERST COLLEGE AND THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY SLOAN SCHOOL OF MANAGEMENT.

   TONI Y. SHIMURA IS A VICE PRESIDENT -- INVESTMENTS OF MFS INVESTMENT MANAGEMENT(R) AND A PORTFOLIO MANAGER OF MFS(R) GLOBAL GROWTH FUND, MFS(R) EMERGING GROWTH SERIES, PART OF MFS(R) VARIABLE INSURANCE TRUST(SM), AND THE WORLD GROWTH SERIES AND EMERGING GROWTH SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS.

   MS. SHIMURA JOINED MFS IN 1987 AS A MEMBER OF THE RESEARCH DEPARTMENT. SHE WAS NAMED INVESTMENT OFFICER IN 1990, ASSISTANT VICE PRESIDENT -- INVESTMENTS IN 1991, VICE PRESIDENT -- INVESTMENTS IN 1992, AND A PORTFOLIO MANAGER IN 1993. MS. SHIMURA IS A GRADUATE OF WELLESLEY COLLEGE AND THE SLOAN SCHOOL OF MANAGEMENT AT THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY.

-----------------------------------------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
  FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:                    SEEKS CAPITAL APPRECIATION BY INVESTING IN
                                SECURITIES OF COMPANIES WORLDWIDE GROWING AT
                                RATES MANAGERS EXPECT TO BE WELL ABOVE THE
                                GROWTH RATE OF THE U.S. ECONOMY.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:        NOVEMBER 18, 1993

  CLASS INCEPTION:              CLASS A  NOVEMBER 18, 1993
                                CLASS B  NOVEMBER 18, 1993
                                CLASS C  JANUARY 3, 1994
                                CLASS I  JANUARY 2, 1997

  SIZE:                         $479.1 MILLION NET ASSETS AS OF OCTOBER 31, 1998

--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the Fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary for more information.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from December 1, 1993, through October 31, 1998)

          MFS      Standard                             Russell
         Global    & Poor's                 MSCI All     2000        Consumer
         Growth       500        MSCI       Country      Total        Price
          Fund     Composite     World       World       Return       Index
       - Class A     Index       Index       Index       Index       - U.S.
---------------------------------------------------------------------------
12/93   $ 9,420     $10,000     $10,000     $10,000     $10,000     $10,000
10/94    10,950      10,490      11,460      11,600      10,310      10,250
10/95    11,550      13,260      12,610      12,430      12,190      10,540
10/96    13,370      16,450      14,740      14,370      14,220      10,860
10/97    15,400      21,740      17,280      16,630      18,390      11,080
10/98    15,093      26,518      19,989      17,184      16,210      11,235

AVERAGE ANNUAL TOTAL RETURNS THROUGH OCTOBER 31, 1998

CLASS A

                                                                     10 Years/
                                                 1 Year    3 Years       Life*
------------------------------------------------------------------------------
Average Annual Total Return                     - 1.99%    + 9.32%     +10.00%
------------------------------------------------------------------------------
SEC Results                                     - 7.62%    + 7.18%     + 8.69%
------------------------------------------------------------------------------

CLASS B

                                                                     10 Years/
                                                 1 Year    3 Years       Life*
------------------------------------------------------------------------------
Average Annual Total Return                     - 2.70%    + 8.47%     + 9.14%
------------------------------------------------------------------------------
SEC Results                                     - 6.22%    + 7.62%     + 8.85%
------------------------------------------------------------------------------

CLASS C

                                                                     10 Years/
                                                 1 Year    3 Years       Life*
------------------------------------------------------------------------------
Average Annual Total Return                     - 2.73%    + 8.49%     + 9.19%
------------------------------------------------------------------------------
SEC Results                                     - 3.61%    + 8.49%     + 9.19%
------------------------------------------------------------------------------

CLASS I

                                                                     10 Years/
                                                 1 Year    3 Years       Life*
------------------------------------------------------------------------------
Average Annual Total Return                     - 1.64%    + 9.52%     +10.12%
------------------------------------------------------------------------------

COMPARATIVE INDICES

                                                                     10 Years/
                                                 1 Year    3 Years        Life
------------------------------------------------------------------------------
MSCI All Country World Index**                  +12.76%    +14.69%     +13.64%
------------------------------------------------------------------------------
MSCI World Index+***                            +15.73%    +16.59%     +15.13%
------------------------------------------------------------------------------
Russell 2000 Total Return Index+##              -11.88%    + 9.96%     +10.33%
------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index++         +22.06%    +25.99%     +21.95%
------------------------------------------------------------------------------
Consumer Price Index+#                          + 1.37%    + 2.14%     + 2.40%
------------------------------------------------------------------------------
  * For the period from the commencement of the Fund's investment operations, November 18, 1993, through October 31, 1998.
 ** Source: Lipper Analytical Services, Inc. "Life" refers to the period from
    December 1, 1993, through October 31, 1998.
  + Source: CDA/Wiesenberger. "Life" refers to the period from December 1, 1993, through October 31, 1998.
 ++ Standard & Poor's 500 Composite Index is an unmanaged index of common stock total return performance.
  # The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).
*** The MSCI World Index is an unmanaged market-capitalization-weighted total return index which measures the performance of 23 developed-country global stock markets.
 ## The Russell 2000 Total Return Index is an unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks that are traded in the United States.

NOTES TO PERFORMANCE SUMMARY

Class A share ("A") SEC results include the maximum 5.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

C results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of B for periods prior to the inception of C. Operating expenses of C are not significantly different than those of B. The B performance included in the C SEC performance has been adjusted to reflect the CDSC generally applicable to C rather than the CDSC generally applicable to B.

I results include the performance and the operating expenses (e.g., Rule
12b-1 fees) of B for periods prior to the inception of I. Because operating expenses of B are greater than those of I, I performance generally would have been higher than B performance. The B performance included in the I performance has been adjusted to reflect the fact that I have no CDSC. These results represent the percentage change in net asset value.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.
All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility.

PORTFOLIO CONCENTRATION AS OF OCTOBER 31, 1998

FIVE LARGEST STOCK SECTORS

TECHNOLOGY                                   20.8%
FINANCIAL SERVICES                           11.6%
UTILITIES & COMMUNICATIONS                   11.2%
CONGLOMERATES, SPECIAL PRODUCTS/SERVICES     10.5%
HEALTH CARE                                   8.7%

TOP 10 STOCK HOLDINGS

TYCO INTERNATIONAL LTD.  3.6%                      BMC SOFTWARE, INC.  2.2%
Security systems, packaging, and electronic        Computer software company
equipment conglomerate
                                                   COMPUTER ASSOCIATES INTERNATIONAL, INC.  2.2%
CISCO SYSTEMS, INC.  3.3%                          Computer software company
Computer network developer
                                                   COMPUWARE CORP.  2.1%
MCI WORLDCOM, INC.  2.8%                           Computer software company
Telecommunications company
                                                   SECOM CO.  1.2%
MICROSOFT CORP.  2.7%                              Japanese security-services company
Computer software and systems company
                                                   GLOBAL TELE-SYSTEMS GROUP, INC.  1.1%
ORACLE CORP.  2.2%                                 U.S. operator of telecommunications systems
Database software developer and manufacturer       in Europe

Portfolio information is as of October 31, 1998. The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS - October 31, 1998

Stocks - 95.0%
------------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES                  VALUE
------------------------------------------------------------------------------------------------------
Foreign Stocks - 52.7%
  Argentina - 0.6%
    Banco de Galicia y Buenos Aires S.A. de C.V., ADR
      (Banks and Credit Cos.)                                             8,314           $    141,858
    Perez Companc S.A. (Oils)                                            97,076                479,709
    Siderca S.A. (Steel)                                                132,100                184,999
    Telecom S.A., ADR (Telecommunications)                                5,600                180,600
    Telefonica de Argentina, ADR (Uitlities - Telephone)                 20,600                681,087
    YPF Sociedad Anonima, ADR (Oils)                                     42,150              1,219,716
                                                                                          ------------
                                                                                          $  2,887,969
------------------------------------------------------------------------------------------------------
  Australia - 0.7%
    QBE Insurance Group Ltd. (Insurance)*                               801,376           $  3,168,981
------------------------------------------------------------------------------------------------------
  Bermuda
    Ace Ltd. (Insurance)                                                    800           $     27,100
    Global Crossing Ltd. (Telecommunications)*                            3,400                 97,750
                                                                                          ------------
                                                                                          $    124,850
------------------------------------------------------------------------------------------------------
  Brazil - 2.3%
    Companhia Vale do Rio Doce Cia, Preferred, "B"
      (Mining)                                                           54,353           $    820,148
    Banco Bradesco S.A., Preferred (Banks and Credit
      Cos.)                                                          44,374,000                252,949
    CEMIG (Utilities - Electric)                                     28,349,730                551,357
    Centrais Eletricas Brasileiras S.A. (Utilities -
      Electric)                                                          55,000                514,250
    Centrais Eletricas Brasileiras S.A., ADR (Utilities -
      Electric)                                                          74,600                760,174
    Companhia Cervejaria Brahma, Preferred (Beverages)                  721,433                338,673
    Companhia Paranaense de Energia, Preferred, "B"
      (Utilities - Electric)                                         33,389,000                260,305
    Embratel Participacoes S.A. (Telecommunications)*                17,073,285                131,674
    Itausa Investimentos Itau S.A., Preferred
      (Conglomerate)                                                    638,000                336,944
    Petroleo Brasileiro S.A., Preferred (Oils)                        6,722,000                845,251
    Tele Centro Sul Participacoes S.A
      (Telecommunications)*                                          17,073,285                 78,718
    Tele Norte Lests Participacoes S.A
      (Telecommunications)*                                          17,073,285                 95,893
    Tele Sudeste Celular Participacoes S.A
      (Telecommunications)*                                          17,073,285                 32,919
    Telebras Telecomunicacoes Brasileiras S.A
      (Telecommunications)*                                          25,630,000              1,090,387
    Telebras Telecomunicacoes Brasileiras S.A., Preferred
      (Telecommunications)*                                          14,070,000              1,073,325
    Telecomunicacoes Brasileiras S.A., ADR
      (Telecommunications)                                               39,393              2,991,406
    Telecomunicacoes do Rio de Janeiro S.A
      (Telecommunications)                                            1,841,000                 57,565
    Telecomunicacoes do Rio de Janeiro S.A., Preferred,
      "B" (Telecommunications)*                                       3,241,000                100,526
    Telesp Celular Participacoes S.A
      (Telecommunications)*                                          17,073,285                 55,675
    Telesp Participacoes S.A. (Telecommunications)*                  20,223,285                362,795
    Unibanco S.A. (Banks and Credit Cos.)                             9,606,000                315,261
                                                                                          ------------
                                                                                          $ 11,066,195
------------------------------------------------------------------------------------------------------
  Canada - 0.8%
    Canadian National Railway Co. (Railroads)                            69,632           $  3,512,064
    Legacy Hotel Real Estate Investment Trust
      (Real Estate Investment Trust)*##                                  57,500                238,728
                                                                                          ------------
                                                                                          $  3,750,792
------------------------------------------------------------------------------------------------------
  Chile - 0.3%
    Embotelladora Andina S.A. (Consumer Goods and
      Services)                                                         108,409           $  1,273,806
------------------------------------------------------------------------------------------------------
  China - 0.3%
    Huaneng Power International, Inc., ADR (Utilities -
      Electric)*                                                         67,780           $    931,975
    Qingling Motors Co. (Automotive)                                  1,632,000                301,364
                                                                                          ------------
                                                                                          $  1,233,339
------------------------------------------------------------------------------------------------------
  Colombia - 0.1%
    Cementos Diamante S.A., ADR (Construction)##                         51,338           $    277,225
------------------------------------------------------------------------------------------------------
  Egypt - 0.4%
    Commercial International Bank, GDR
      (Banks and Credit Cos.)##                                          53,667           $    415,919
    Egypt Gas (Utilities - Gas)                                           4,100                353,438
    Madinet Nasar City (Housing)                                          9,250                286,953
    Misr Elgadida for Housing and Recreation (Housing)                    3,120                285,337
    North Cairo Mills (Food Products)                                        10                    124
    Suez Cement Co., GDR (Construction)##                                33,235                488,554
                                                                                          ------------
                                                                                          $  1,830,325
------------------------------------------------------------------------------------------------------
  Finland - 0.9%
    AO Mosenergo (Conglomerate)                                          43,782           $     76,619
    Helsingin Puhelin Oyj (Telecommunications)                           39,531              2,166,082
    Pohjola Insurance Group (Insurance)                                  29,395              1,202,178
    Tieto Corp. (Computer Software - Systems)                            35,870              1,089,559
                                                                                          ------------
                                                                                          $  4,534,438
------------------------------------------------------------------------------------------------------
  France - 3.6%
    Alcatel Alsthom Compagnie (Telecommunications)                       15,661           $  1,744,997
    Alcatel Alsthom Compagnie, ADR (Telecommunications)                  13,000                286,000
    Sanofi S.A. (Medical and Health Products)                            23,492              3,678,950
    Societe Nationale D'exploitation Industrelle des
      Tabacs et Allumettes (Tobacco)                                     36,000              2,138,460
    Societe Industrielle de Transports Automobiles S.A
      (Hazardous Waste)                                                   8,600              2,222,990
    Television Francaise (Entertainment)                                 15,144              2,502,465
    Thomson CSF (Aerospace and Defense)                                  73,484              2,552,906
    Total S.A., "B" (Oils)                                               17,456              2,014,130
                                                                                          ------------
                                                                                          $ 17,140,898
------------------------------------------------------------------------------------------------------
  Germany - 1.7%
    Henkel KGaA (Chemicals)                                              56,343           $  4,812,879
    Mannesmann AG (Conglomerate)                                         16,566              1,630,099
    SAP AG, Preferred (Computer Software - Systems)                         200                 97,434
    Wella AG (Consumer Goods and Services)*                               2,513              1,805,294
                                                                                          ------------
                                                                                          $  8,345,706
------------------------------------------------------------------------------------------------------
  Greece - 1.3%
    Alpha Credit Bank (Banking)                                           5,240           $    418,675
    Athens Medic Center, GDR
      (Medical and Health Technology and Services)                       74,100              1,322,556
    Attica Enterprises S.A., GDR (Transportation)                        13,950                102,071
    Hellenic Telecommunication Organization S.A., GDR
      (Telecommunications)                                              121,519              2,762,384
    Intracom S.A. (Telecommunications)                                    4,150                173,052
    National Bank of Greece, GDR (Banks and Credit Co.)                   2,759                391,987
    Stet Hellas Telecommunications S.A
      (Telecommunications)*                                              27,000                708,750
    Strintzis Shipping (Shipping)                                        17,800                 84,088
    Titan Cement Co., GDR (Building Materials)                            2,400                148,327
                                                                                          ------------
                                                                                          $  6,111,890
------------------------------------------------------------------------------------------------------
  Hong Kong - 0.2%
    Guangdong Kelon Electric Holdings
      (Consumer Goods and Services)                                     566,000           $    482,386
    Zhenhai Refining and Chemical Co., Ltd. (Oils)                    1,802,000                367,660
                                                                                          ------------
                                                                                          $    850,046
------------------------------------------------------------------------------------------------------
  Hungary - 0.6%
    Magyar Olaj Es Gazipari KT (Gas)                                     34,830           $    780,545
    Magyar Olaj Es Gazipari KT, GDR (Oils)##                              9,000                203,400
    Magyar Tavkozlesi Rt., ADR (Telecommunications)                      53,915              1,448,966
    OTP Bank Rt. (Banks and Credit Cos.)                                 10,034                356,767
                                                                                          ------------
                                                                                          $  2,789,678
------------------------------------------------------------------------------------------------------
  India - 0.9%
    Bajaj Auto Ltd. (Automotive)                                         13,500           $    176,729
    Bharat Heavy Electricals Ltd. (Utilities - Electric)                 37,000                206,868
    EIH Ltd. (Restaurants and Lodging)                                    9,350                 53,271
    Formula System (1985) Ltd. (Computer Software -
      Systems)*                                                          14,368                307,438
    Hindustan Lever Ltd. (Consumer Goods and Services)                   25,000                947,400
    Hindustan Petroleum Corp. Ltd. (Oils)                                50,000                315,603
    Industrial Development Bank of India Ltd.
      (Banks and Credit Cos.)                                           130,000                118,014
    Infosys Technologies Ltd. (Computer-Software)*                        2,300                131,747
    ITC Ltd. (Conglomerate)                                              29,000                479,734
    Larsen & Toubro Ltd. (Conglomerate)                                  32,500                111,099
    Larsen & Toubro Ltd., GDR (Conglomerate)                             15,150                 51,789
    Mahanagar Telephone Nigam Ltd. (Telecommunications)                 100,000                432,624
    Reliance Industries Ltd. (Conglomerate)                              90,000                247,872
    State Bank of India (Banks and Credit Cos.)                         126,000                463,489
    Tata Engineering and Locomotive Co. Ltd. (Automotive)                   470                  1,254
    Tata Iron and Steel Co. Ltd. (Steel)                                  1,718                  3,290
    Tata Iron and Steel Co. Ltd., ADR (Steel)                            11,819                 22,632
                                                                                          ------------
                                                                                          $  4,070,853
------------------------------------------------------------------------------------------------------
  Ireland - 1.9%
    Allied Irish Banks PLC (Banks and Credit Cos.)                      274,877           $  3,945,675
    Anglo Irish Bank PLC (Banks and Credit Cos.)*                     1,490,290              3,615,218
    Elan Corp. PLC, ADR (Health Products)*                               23,700              1,660,481
                                                                                          ------------
                                                                                          $  9,221,374
------------------------------------------------------------------------------------------------------
  Israel - 0.5%
    Bank Hapoalim (Banks and Credit Cos.)                               259,262           $    468,985
    Bezek Israeli Telecommunications Corp. Ltd.
      (Telecommunications)                                              103,250                296,993
    Discount Investment Corp. (Financial Services)                       12,701                290,542
    ECI Telecom Ltd. (Telecommunications)                                22,565                747,466
    Makhteshim-Agam Industries Ltd. (Chemicals)*                        153,957                273,439
    Super Sol Ltd. (Supermarkets)                                        78,009                201,694
    Teva Pharmaceutical Industries Ltd., ADR
      (Pharmaceuticals)                                                   7,858                309,900
                                                                                          ------------
                                                                                          $  2,589,019
------------------------------------------------------------------------------------------------------
  Italy - 3.1%
    Banca Carige S.p.A. (Banks and Credit Cos.)                         122,109           $  1,050,272
    Banca Nazionale del Lavoro S.p.A. (Banks and Credit
      Cos.)*                                                            393,640              1,047,222
    ERG S.p.A. (Oils)                                                   451,298              1,378,430
    Industrie Natuzzi S.p.A., ADR (Consumer Goods and
      Services)                                                          77,237              1,404,748
    Istituto Mobiliare Italiano S.p.A. (Banks and Credit
      Cos.)                                                             258,868              3,985,017
    Mediaset S.p.A. (Entertainment)                                     359,014              2,277,557
    Telecom Italia S.p.A. (Telecommunications)                          305,620              2,212,338
    Telecom Italia S.p.A., Saving Shares
      (Telecommunications)                                              477,112              1,693,354
                                                                                          ------------
                                                                                          $ 15,048,938
------------------------------------------------------------------------------------------------------
  Japan - 8.4%
    Aeon Credit Service Co. Ltd. (Financial Services)                    36,300           $  2,184,867
    Bridgestone Corp. (Tire and Rubber)                                  85,000              1,874,678
    Canon, Inc. (Special Products and Services)                          83,000              1,573,646
    Fujimi, Inc. (Electronics)                                           40,000              1,341,359
    Itoen Ltd. (Conglomerate)                                             7,000                291,917
    Keyence Corp. (Electronics)                                          21,530              2,162,256
    Kinki Coca-Cola Bottling Co. (Beverages)                             96,000              1,254,686
    Kirin Beverage Corp. (Beverages)                                    118,000              2,272,743
    Meitec Corp. (Computer Software - Systems)                           83,700              1,619,304
    Nippon Broadcasting System Co. (Broadcasting)                        16,000                543,422
    Nippon Telephone & Telegraph Co. (Utilities -
      Telephone)                                                            156              1,223,319
    NTT Data Corp. (Telecommunications)                                     440              1,865,176
    Olympus Optical Co. (Conglomerate)                                  166,000              1,712,812
    Osaka Sanso Kogyo Ltd. (Chemicals)                                  424,000                678,108
    Rohm Co. (Electronics)                                               24,000              2,125,537
    Secom Co. (Consumer Goods and Services)                              74,000              5,503,869
    Softbank Corp. (Computer - Software)                                 10,900                250,155
    Sony Corp. (Electronics)                                             33,500              2,131,556
    Takeda Chemical Industries Co.
      (Medical and Health Products)                                     124,000              4,040,929
    Terumo Corp. (Pharmaceuticals)                                      181,000              3,812,984
    Ushio, Inc. (Electronics)                                           237,000              1,809,596
                                                                                          ------------
                                                                                          $ 40,272,919
------------------------------------------------------------------------------------------------------
  Jordan - 0.1%
    Arab Bank Corp. (Banks and Credit Cos.)                               2,280           $    652,807
------------------------------------------------------------------------------------------------------
  Luxembourg - 0.2%
    Egypt Trust (Investment Trust)*                                      88,050           $    876,098
------------------------------------------------------------------------------------------------------
  Mauritius - 0.3%
    Mauritius Commercial Bank Ltd. (Banks and Credit
      Cos.)                                                              91,880           $    408,355
    New Mauritius Hotels Ltd. (Restraurants and Lodging)                185,000                388,687
    Rogers & Co. Ltd. (Conglomerate)                                     44,492                260,660
    State Bank of Mauritius Ltd. (Banks and Credit Cos.)                600,000                416,970
                                                                                          ------------
                                                                                          $  1,474,672
------------------------------------------------------------------------------------------------------
  Mexico - 1.0%
    Cemex S.A. (Construction)                                            88,301           $    211,116
    Cifra S.A. de C.V. (Retail)                                         241,335                328,005
    Corporacion GEO S.A. de C.V. (Housing)*                              33,500                230,815
    Desc S.A. de C.V., "B" (Conglomerate)                               185,000                169,216
    Fomento Economico Mexicano S.A. (Beverages)                          17,240                449,317
    Grupo Carso S.A., "A1" (Conglomerate)                               252,300                876,042
    Grupo Modelo S.A. de C.V. (Brewery)                                 204,000                431,071
    Grupo Television S.A. de C.V., GDR (Entertainment)*                  12,100                328,213
    Kimberly-Clark de Mexico SA de C.V
      (Forest and Paper Products)                                        70,000                205,556
    Organiz Soriana S.A., "B" (Real Estate)                             100,000                297,619
    Telefonos de Mexico S.A. (Utilities - Telephone)                    538,000              1,409,048
                                                                                          ------------
                                                                                          $  4,936,018
------------------------------------------------------------------------------------------------------
  Morocco - 0.3%
    Banque Marocaine Commerce (Banks and Credit Cos.)                     3,950           $    297,809
    Brasseries Maroc (Consumer Goods and Services)                          969                315,810
    Ona Omnium Nord Africain S.A. (Conglomerate)                          2,200                285,609
    Societe Nationale d'Investissement (Conglomerate)                     2,000                217,058
    Wafabank (Banks and Credit Cos.)                                      2,071                269,987
                                                                                          ------------
                                                                                          $  1,386,273
------------------------------------------------------------------------------------------------------
  Netherlands - 5.0%
    Akzo Nobel N.V. (Chemicals)                                          71,100           $  2,764,344
    Benckiser N.V., "B" (Consumer Goods and Services)                    80,873              4,586,543
    Brunel International N.V. (Human Resources)*                         35,089                992,181
    Elsag Bailey Process Automation N.V. (Machinery)*                     2,000                 73,250
    Fugro N.V. (Engineering)*                                            54,389              1,473,830
    Hunter Douglas N.V., ADR (Consumer Goods and
      Services)*                                                         57,538              2,064,503
    IHC Caland N.V. (Marine Equipment)*                                  23,167              1,048,365
    ING Groep N.V. (Financial Services)*                                 95,243              4,610,918
    Koninklijke Ahold N.V. (Supermarkets)*                               76,143              2,532,255
    Koninklijke Ahrend Groep N.V
      (Consumer Goods and Services)*                                     97,438              1,977,668
    Moolen Van Der (Financial Services)*                                 22,962              1,604,745
                                                                                          ------------
                                                                                          $ 23,728,602
------------------------------------------------------------------------------------------------------
  Pakistan
    Hub Power Co. Ltd. (Utilities - Electric)                         1,040,000           $    206,505
    Pakistan Telecom, "A" (Telecommunications)                              200                     70
    Sui Northern Gas (Oils)*                                              1,380                    208
                                                                                          ------------
                                                                                          $    206,783
------------------------------------------------------------------------------------------------------
  Peru - 0.5%
    Alicorp S.A. (Consumer Goods and Services)*                         338,495           $     55,147
    Compania de Minas Buenaventura S.A. (Mining)                         71,230                406,399
    CPT Telefonica del Peru S.A., "B" (Utilities -
      Telephone)                                                        760,954                991,794
    Credicorp Ltd. Holdings Co. (Banks and Credit Cos.)                  34,811                234,973
    Telefonica del Peru S.A., ADR (Telecommunications)                   64,500                838,500
                                                                                          ------------
                                                                                          $  2,526,813
------------------------------------------------------------------------------------------------------
  Poland - 0.6%
    Bank Handlowy w Warszawie (Banks and Credit Cos.)+                   16,879           $    187,435
    Bank Handlowy w Warszawie, GDR
      (Banks and Credit Cos.)##                                          10,030                114,342
    Bank Rozwoju Eksportu S.A. (Banks and Credit Cos.)                   11,400                239,860
    BIG Bank Gdanski S.A. (Banks and Credit Cos.)                        30,832                494,854
    Bydgoska Fabryka Kabli S.A. (Electrical Equipment)                  103,116                334,479
    Elektrim Spolka Akcyjna S.A. (Electrical Equipment)                  75,333                902,587
    Orbis S.A. (Restaurants and Lodging)                                 38,523                339,975
    WBK Wielkopolski S.A. (Consumer Goods and Services)                  47,000                304,909
                                                                                          ------------
                                                                                          $  2,918,441
------------------------------------------------------------------------------------------------------
  Portugal - 1.4%
    Banco Pinto & Sotto Mayor S.A. (Banks and Credit
      Cos.)                                                             191,011           $  3,642,566
    BPI - SGPS S.A. (Banks and Credit Cos.)                              76,430              2,332,203
    Portugal Telecom S.A. (Utilities - Telephone)                        20,336                958,796
                                                                                          ------------
                                                                                          $  6,933,565
------------------------------------------------------------------------------------------------------
  Russia - 0.2%
    JSC Surgutneftegaz Co., ADR (Oils)                                   97,580           $    195,160
    Lukoil Oil Co., ADR (Oils)                                           34,367                555,371
    Rostelecom, GDR (Telecommunications)*                                15,500                182,125
    Unified Energy Systems, GDR (Utilities - Electric)                   30,777                 98,486
                                                                                          ------------
                                                                                          $  1,031,142
------------------------------------------------------------------------------------------------------
  Singapore - 0.4%
    City Developments Ltd. (Real Estate)                                 61,000           $    221,818
    Development Bank of Singapore Ltd. (Banks and Credit
      Cos.)                                                              23,000                144,592
    Natsteel Electronics Ltd. (Electronics)                             486,000              1,000,456
    Overseas Union Bank Ltd. (Banks and Credit Cos.)                     33,000                 89,898
    Overseas-Chinese Banking Corp. Ltd. (Finance)                        31,000                135,655
    Singapore Press Holdings Ltd. (Printing and
      Publishing)                                                        16,000                138,059
    Singapore Telecommunications, Ltd.
      (Telecommunications)                                               45,000                 77,935
    United Overseas Bank (Banks and Credit Cos.)                          5,933                 27,974
                                                                                          ------------
                                                                                          $  1,836,387
------------------------------------------------------------------------------------------------------
  South Africa - 1.3%
    Anglo American Corp. of South Africa Ltd. (Mining)                   30,783           $  1,007,343
    DeBeers Centenary AG (Diamonds - Precious Stones)                    17,167                239,969
    Dimension Data Holdings Ltd. (Financial Institutions)               126,168                581,096
    Imperial Holdings Ltd. (Conglomerate)                                48,831                380,672
    JD Group Ltd. (Stores)*                                              39,310                183,165
    Liberty Life Association of Africa Ltd. (Insurance)                  35,531                611,286
    Nedcor Ltd. (Banks and Credit Cos.)*                                 37,649                755,679
    Real Africa Holdings Ltd. (Conglomerate)                            201,307                642,162
    Sasol Ltd. (Oils)                                                    70,080                344,748
    South African Breweries Ltd. (Brewery)                               65,288              1,272,999
                                                                                          ------------
                                                                                          $  6,019,119
------------------------------------------------------------------------------------------------------
  South Korea - 1.0%
    Pohang Iron & Steel Co. (Construction)                               52,050           $  2,931,860
    Samsung Electronics (Electronics)                                    35,595              1,458,369
    SK Telecom Ltd. (Telecommunications)                                    650                445,507
                                                                                          ------------
                                                                                          $  4,835,736
------------------------------------------------------------------------------------------------------
  Spain - 0.3%
    Telefonica de Espana (Utilities - Telephone)                         32,673           $  1,476,588
------------------------------------------------------------------------------------------------------
  Sweden - 1.4%
    Celsius AB (Aerospace)                                               60,200           $    965,028
    Saab AB, "B" (Aerospace)*                                           280,800              2,232,659
    Securitas AB (Consumer Goods and Services)*                          81,880              1,008,051
    Volvo AB (Automotive)                                               109,038              2,356,195
                                                                                          ------------
                                                                                          $  6,561,933
------------------------------------------------------------------------------------------------------
  Switzerland - 1.9%
    Barry Callebaut AG (Food and Beverage Products)*                      6,700           $  1,499,335
    Hiestand Holding AG (Food Products)                                   3,499                981,994
    Julius Baer Holdings (Banks and Credit Cos.)                            684              2,096,455
    Kuoni Reisen Holdings AG (Transportation)                               402              1,436,987
    Nestle S.A. (Food and Beverage Products)                                525              1,116,691
    UBS AG (Banks and Credit Cos.)*                                       6,900              1,893,169
                                                                                          ------------
                                                                                          $  9,024,631
------------------------------------------------------------------------------------------------------
  Taiwan - 0.4%
    Taipei Fund (Finance)*                                                  238           $  1,999,200
------------------------------------------------------------------------------------------------------
  Thailand - 0.2%
    Electricity Generating Public Co. Ltd. (Utilities -
      Electric)                                                          84,000           $    221,533
    PTT Exploration and Production Public Co. Ltd. (Oil
      Services)                                                           4,000                 36,977
    PTT Exploration and Production Public Co. Ltd., ADR
      (Oil Services)                                                     32,000                307,993
    Thai Farmers Bank (Banks and Credit Cos.)                           400,000                505,710
                                                                                          ------------
                                                                                          $  1,072,213
------------------------------------------------------------------------------------------------------
  Turkey - 0.6%
    Akbank (Banks and Credit Cos.)                                   21,935,389           $    323,823
    Arcelik A.S. (Consumer Goods and Services)                       16,202,514                371,450
    Cimsa Cimento Sanayi ve Ticaret A.S. (Construction
      Services)                                                      14,420,238                310,554
    Haci Omer Sabanci Holdings A.S., ADR (Conglomerate)##                72,311                280,205
    Turkiye Is Bankasi (Banks and Credit Cos.)                       27,363,810                750,891
    Vestel Electronic (Electronics)*                                  3,498,923                285,612
    Yapi ve Kredi Bankasi (Banks and Credit Cos.)                    48,906,583                552,108
                                                                                          ------------
                                                                                          $  2,874,643
------------------------------------------------------------------------------------------------------
  United Kingdom - 7.0%
    ARM Holdings PLC, ADR (Computer Software - Systems)*                 10,400           $    488,800
    British Aerospace PLC (Aerospace and Defense)*                      569,758              4,213,164
    British Petroleum PLC (Oils)*                                       304,112              4,461,993
    Capital Radio PLC (Broadcasting)                                    150,600              1,267,327
    CBT Group PLC, ADR (Computer Software - Personal
      Computers)*                                                        15,100                180,256
    Glaxo Wellcome PLC (Pharmaceuticals)*                               122,100              3,791,310
    ICON PLC, ADR (Biotechnology)*                                          100                  2,800
    Jarvis Hotels PLC (Restaurants and Lodging)+                      1,157,160              1,974,646
    Kwik-Fit Holdings PLC (Automotive Repair Centers)                   291,092              2,410,633
    LucasVarity PLC (Automotive)                                      1,187,590              4,053,147
    Next PLC (Stores)                                                   280,753              2,371,982
    Reuters Group PLC (Computer - Services)                              27,650                284,489
    Sema Group PLC (Computer Software - Systems)                        308,701              2,499,649
    Taylor Nelson Sofres PLC (Market Research)                        1,965,084              2,876,636
    Williams PLC (Conglomerate)                                         388,248              2,421,155
                                                                                          ------------
                                                                                          $ 33,297,987
------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                      $252,258,892
------------------------------------------------------------------------------------------------------
U.S. Stocks - 42.3%
  Advertising
    Outdoor Systems, Inc.*                                                  700           $     15,444
------------------------------------------------------------------------------------------------------
  Aerospace - 0.1%
    Gulfstream Aerospace Corp.*                                          10,500           $    464,625
------------------------------------------------------------------------------------------------------
  Airlines
    Atlas Air, Inc.*                                                        400           $     13,800
------------------------------------------------------------------------------------------------------
  Automotive
    Dura Automotive Systems, Inc.*                                          300           $      7,163
------------------------------------------------------------------------------------------------------
  Biotechnology
    Waters Corp.*                                                         1,600           $    117,600
------------------------------------------------------------------------------------------------------
  Business Machines - 0.5%
    Affiliated Computer Services, Inc., "A"*                              7,800           $    288,600
    Sun Microsystems, Inc.*                                              36,100              2,102,825
                                                                                          ------------
                                                                                          $  2,391,425
------------------------------------------------------------------------------------------------------
  Business Services - 1.1%
    BISYS Group, Inc.*                                                   15,600           $    682,500
    Ceridian Corp.*                                                       8,600                493,425
    Computer Learning Centers, Inc.*                                      1,300                 11,619
    Computer Sciences Corp.                                              17,900                944,225
    DST Systems, Inc.*                                                   12,900                645,000
    First Data Corp.                                                        900                 23,850
    Fiserv, Inc.*                                                           500                 23,250
    Galileo International, Inc.                                             400                 15,175
    Global Directmail Corp.*                                                900                 12,825
    Learning Tree International, Inc.*                                   42,800                385,200
    Metamor Worldwide, Inc.*                                                600                 15,413
    Modis Professional Services, Inc.*                                    7,300                128,662
    National Data Corp.                                                     300                 10,163
    Policy Management Systems Corp.*                                     36,300              1,649,381
    Professional Detailing, Inc.*                                           400                  9,350
    Renaissance Worldwide, Inc.*                                          5,400                 50,962
    Technology Solutions Co.*                                            22,900                274,800
                                                                                          ------------
                                                                                          $  5,375,800
------------------------------------------------------------------------------------------------------
  Computer Hardware - Personal Computers
    Compaq Computer Corp.                                                   400           $     12,650
------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 2.6%
    Autodesk, Inc.                                                          500           $     15,594
    Microsoft Corp.*                                                    117,900             12,482,662
    Verio, Inc.*                                                            700                  9,713
                                                                                          ------------
                                                                                          $ 12,507,969
------------------------------------------------------------------------------------------------------
  Computer Software - Services - 0.5%
    EMC Corp.*                                                           26,700           $  1,718,812
    Equant N.V.*                                                         12,600                551,250
    Mobius Management Systems, Inc.*                                     11,400                132,525
                                                                                          ------------
                                                                                          $  2,402,587
------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 9.4%
    Aspen Technology, Inc.*                                                 500           $      7,000
    BMC Software, Inc.*                                                 206,900              9,944,131
    Cadence Design Systems, Inc.*                                       165,500              3,537,562
    Cambridge Technology Partners, Inc.*                                 14,400                318,600
    Computer Associates International, Inc.                             252,275              9,933,328
    Compuware Corp.*                                                    179,600              9,732,075
    Learning Co., Inc.*                                                     600                 15,488
    Network Associates, Inc.*                                            21,900                930,750
    Oracle Corp.*                                                       339,440             10,034,695
    Siebel Systems, Inc.*                                                   500                 10,219
    Synopsys, Inc.*                                                       9,100                411,775
                                                                                          ------------
                                                                                          $ 44,875,623
------------------------------------------------------------------------------------------------------
  Conglomerates
    Sodexho Marriott Services, Inc.*                                        700           $     22,575
------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 3.4%
    Carson, Inc., "A"*                                                   48,500           $    145,500
    Tyco International Ltd.                                             262,500             16,258,594
                                                                                          ------------
                                                                                          $ 16,404,094
------------------------------------------------------------------------------------------------------
  Electrical Equipment
    Micrel, Inc.*                                                           400           $     13,150
------------------------------------------------------------------------------------------------------
  Electronics - 1.8%
    Altera Corp.*                                                        44,500           $  1,852,312
    Amkor Technology, Inc.*                                             208,500              1,016,437
    Analog Devices, Inc.*                                                38,100                757,237
    Applied Materials, Inc.*                                             26,500                919,219
    Cable Design Technologies Corp.*                                      1,150                 18,975
    Intel Corp.                                                          22,750              2,029,016
    KLA-Tencor Corp.*                                                     8,200                302,375
    Lattice Semiconductor Corp.*                                         13,500                459,000
    Linear Technology Corp.                                               5,100                304,088
    Novellus Systems, Inc.*                                                 400                 15,525
    Xilinx, Inc.*                                                        23,000              1,027,094
                                                                                          ------------
                                                                                          $  8,701,278
------------------------------------------------------------------------------------------------------
  Energy - 0.1%
    BJ Services Co.,*                                                    21,500           $    439,406
------------------------------------------------------------------------------------------------------
  Entertainment - 2.8%
    CBS Corp.                                                             2,300           $     64,256
    Clear Channel Communications, Inc.*                                  36,500              1,663,031
    Cox Radio, Inc., "A"*                                                43,500              1,628,531
    Gemstar International Group Ltd.*                                     6,000                327,750
    Hearst-Argyle Television, Inc.*                                         600                 16,650
    Heftel Broadcasting Corp., "A"*                                         300                 12,338
    Jacor Communications, Inc.*                                          24,300              1,336,500
    MediaOne Group, Inc.*                                                58,700              2,483,744
    Premier Parks, Inc.*                                                    700                 15,531
    Time Warner, Inc.                                                    44,900              4,167,282
    Univision Communications, Inc., "A"*                                  5,700                168,150
    USA Networks, Inc.*                                                     500                 11,250
    Viacom, Inc., "B"*                                                   25,391              1,520,286
                                                                                          ------------
                                                                                          $ 13,415,299
------------------------------------------------------------------------------------------------------
  Financial Institutions
    Associates First Capital Corp., "A"                                     200           $     14,100
    Franklin Resources, Inc.                                              1,600                 60,500
    U.S. Trust Corp.                                                      2,600                165,588
                                                                                          ------------
                                                                                          $    240,188
------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 0.1%
    Coors Adolph Co.                                                      1,500           $     75,000
    Keebler Foods Co.*                                                      500                 14,375
    Suiza Foods Corp.*                                                    9,900                322,987
    United States Foodservice Co.*                                        2,100                 99,750
                                                                                          ------------
                                                                                          $    512,112
------------------------------------------------------------------------------------------------------
  Insurance
    Life Re Corp.                                                         2,100           $    195,956
------------------------------------------------------------------------------------------------------
  Machinery - 0.1%
    SI Handling Systems, Inc.                                            19,050           $    242,888
------------------------------------------------------------------------------------------------------
  Medical and Health Products - 1.4%
    Allegiance Corp.                                                     37,000           $  1,375,937
    Allergan, Inc.                                                        5,500                343,406
    AmeriSource Health Corp., "A"*                                          200                 10,488
    Boston Scientific Corp.*                                             18,700              1,017,981
    Centocor, Inc.*                                                       4,800                213,600
    King Pharmaceuticals, Inc.*                                           1,400                 21,788
    McKesson Corp.                                                       42,100              3,241,700
    PSS World Medical, Inc.*                                             15,700                347,362
                                                                                          ------------
                                                                                          $  6,572,262
------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 2.1%
    Cardinal Health, Inc.                                                19,000           $  1,796,687
    Guidant Corp.                                                        26,800              2,050,200
    HBO & Co.                                                            47,500              1,246,875
    Health Management Associates, Inc., "A"*                              1,050                 18,703
    HealthSouth Corp.*                                                    6,500                 78,813
    Medtronic, Inc.                                                      32,500              2,112,500
    Orthodontic Centers of America, Inc.*                                   900                 17,044
    PacifiCare Health Systems, Inc., "B"*                                   300                 23,625
    Schein (Henry), Inc.*                                                   300                 11,606
    Steris Corp.*                                                         3,000                 69,000
    Total Renal Care Holdings, Inc.*                                        567                 13,892
    United Healthcare Corp.                                              56,500              2,461,281
                                                                                          ------------
                                                                                          $  9,900,226
------------------------------------------------------------------------------------------------------
  Office Equipment
    Steelcase, Inc.                                                         600           $     10,800
------------------------------------------------------------------------------------------------------
  Oil Services - 1.2%
    Cooper Cameron Corp.*                                                35,200           $  1,223,200
    Diamond Offshore Drilling, Inc.                                      38,200              1,172,263
    Global Industries, Inc.*                                             11,200                107,800
    Noble Drilling Corp.*                                                58,300              1,002,031
    Transocean Offshore, Inc.                                            26,300                971,456
    Weatherford International, Inc.*                                     38,400              1,044,000
                                                                                          ------------
                                                                                          $  5,520,750
------------------------------------------------------------------------------------------------------
  Oils
    Newfield Exploration Co.*                                             4,300           $    104,544
------------------------------------------------------------------------------------------------------
  Pharmaceuticals - 0.5%
    Bergen Brunswig Corp.                                                   900           $     43,931
    Sepracor, Inc.*                                                      27,500              1,887,188
    Watson Pharmaceuticals, Inc.*                                         5,800                322,625
                                                                                          ------------
                                                                                          $  2,253,744
------------------------------------------------------------------------------------------------------
  Pollution Control
    Waste Management, Inc.                                                2,400           $    108,300
------------------------------------------------------------------------------------------------------
  Printing and Publishing
    Mail-Well, Inc.*                                                        400           $      5,225
------------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 1.0%
    Applebee's International, Inc.                                          900           $     18,337
    Brinker International, Inc.*                                            700                 16,931
    Buffets, Inc.*                                                        1,600                 17,300
    CEC Entertainment, Inc.*                                                500                 14,125
    Cendant Corp.*                                                      362,954              4,151,286
    CKE Restaurants, Inc.                                                   400                 10,525
    IHOP, Inc.*                                                             300                 11,775
    Outback Steakhouse, Inc.*                                               500                 17,313
    Papa John's International, Inc.*                                        400                 15,188
    Promus Hotel Corp.*                                                  10,461                333,444
                                                                                          ------------
                                                                                          $  4,606,224
------------------------------------------------------------------------------------------------------
  Special Products and Services - 0.1%
    Newport News Shipbuilding, Inc.                                      16,600           $    436,787
------------------------------------------------------------------------------------------------------
  Stores - 3.5%
    Boise Cascade Office Products Corp.*                                    900           $      8,269
    Borders Group, Inc.*                                                    700                 17,762
    CompUSA, Inc.*                                                       22,400                310,800
    Consolidated Stores Corp.*                                              425                  6,986
    Corporate Express, Inc.*                                             49,250                575,609
    CSK Auto Corp.*                                                         500                 13,031
    CVS Corp.                                                            78,900              3,604,744
    General Nutrition Cos., Inc.*                                         1,000                 14,563
    Home Depot, Inc.                                                      9,400                408,900
    Micro Warehouse, Inc.*                                               50,550              1,102,622
    Office Depot, Inc.*                                                 161,700              4,042,500
    Republic Industries, Inc.*                                           13,200                212,025
    Rite Aid Corp.                                                       79,100              3,139,281
    Staples, Inc.*                                                      100,200              3,269,025
    TJX Cos., Inc.                                                          900                 17,044
                                                                                          ------------
                                                                                          $ 16,743,161
------------------------------------------------------------------------------------------------------
  Supermarkets - 1.7%
    Albertsons, Inc.                                                      4,400           $    244,475
    Kroger Co.*                                                          16,500                915,750
    Meyer (Fred), Inc.*                                                  83,950              4,475,584
    Safeway, Inc.*                                                       56,700              2,710,969
                                                                                          ------------
                                                                                          $  8,346,778
------------------------------------------------------------------------------------------------------
  Telecommunications - 8.3%
    Alltel Corp.                                                         13,900           $    650,694
    American Tower Corp., "A"*                                            7,000                153,125
    Aspect Telecommunications Corp.*                                      3,500                 52,938
    Cellular Communications International, Inc.*                         12,800                795,600
    Century Telephone Enterprises, Inc.                                  36,950              2,099,222
    Cisco Systems, Inc.*                                                241,450             15,211,350
    Global Tele-Systems Group, Inc.*                                    122,262              4,898,121
    Hyperion Telecommunications, Inc., "A"*                               1,300                 12,675
    International Business Communications Systems, Inc.*+                40,300                      0
    Iridium World Communications Co.*                                     6,300                299,250
    Lucent Technologies, Inc.                                               300                 24,056
    MCI WorldCom, Inc.*                                                 231,117             12,769,214
    Qwest Communications International, Inc.*                            37,700              1,475,012
    Sprint Corp.                                                         16,100              1,235,675
    Tel-Save Holdings, Inc.*                                              3,400                 30,494
                                                                                          ------------
                                                                                          $ 39,707,426
------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                         $202,687,859
------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $425,382,496)                                              $454,946,751
------------------------------------------------------------------------------------------------------

Bond
------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)
------------------------------------------------------------------------------------------------------
Brazil
  Compania Vale Rio Doce (Mining) EE (Indentified Cost, $0)              BRL 29           $     --
------------------------------------------------------------------------------------------------------

Short-Term Obligations - 3.5%
------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
------------------------------------------------------------------------------------------------------
    Federal Home Loan Bank, due 11/02/98                               $ 13,850           $ 13,847,923
    Tennessee Valley Authority, due 11/03/98                              3,000              2,999,208
------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                           $ 16,847,131
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $442,229,627)                                         $471,793,882

Other Assets, Less Liabilities - 1.5%                                                        7,339,058
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $479,132,940
------------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.
   +Restricted security.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
OCTOBER 31, 1998
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $442,229,627)            $471,793,882
  Foreign currency, at value (identified cost, $1,260,462)            1,267,942
  Cash                                                                   18,645
  Receivable for investments sold                                    13,966,118
  Receivable for Fund shares sold                                     1,357,292
  Dividends receivable                                                  581,370
  Deferred organization expenses                                            703
  Other assets                                                           32,276
                                                                   ------------
      Total assets                                                 $489,018,228
                                                                   ------------
Liabilities:
  Payable for investments purchased                                $  4,175,470
  Payable for Fund shares reaquired                                   5,363,790
  Payable to affiliates -
    Management fee                                                       23,128
    Shareholder servicing agent fee                                       2,891
    Distribution and service fee                                        120,475
    Administrative fee                                                      385
  Accrued expenses and other liabilities                                199,149
                                                                   ------------
      Total liabilities                                            $  9,885,288
                                                                   ------------
Net assets                                                         $479,132,940
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $412,686,928
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies                 29,586,340
  Accumulated undistributed net realized gain on
    investments and
    foreign currency transactions                                    36,893,291
  Accumulated net investment loss                                       (33,619)
                                                                   ------------
      Total                                                        $479,132,940
                                                                   ============
Shares of beneficial interest outstanding                           26,408,432
                                                                    ==========
Class A shares:
  Net asset value per share
    (net assets of $195,193,955 / 10,685,341 shares of
     beneficial interest outstanding)                                 $18.27
                                                                      ======
  Offering price per share (100 / 94.25)                              $19.38
                                                                      ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $259,345,273 / 14,361,502 shares of
     beneficial interest outstanding)                                 $18.06
                                                                      ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $19,148,575 / 1,064,384 shares of
     beneficial interest outstanding)                                 $17.99
                                                                      ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $5,445,137 / 297,205 shares of
     beneficial interest outstanding)                                 $18.32
                                                                      ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 1998
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                      $  6,834,364
    Interest                                                          1,284,346
    Foreign taxes withheld                                             (541,000)
                                                                   ------------
      Total investment income                                      $  7,577,710
                                                                   ------------
  Expenses -
    Management fee                                                 $  4,889,762
    Trustees' compensation                                               41,965
    Shareholder servicing agent fee                                     626,573
    Distribution and service fee (Class A)                              738,901
    Distribution and service fee (Class B)                            3,032,367
    Distribution and service fee (Class C)                              225,219
    Administrative fee                                                   76,885
    Custodian fee                                                       365,320
    Printing                                                             89,271
    Postage                                                              81,976
    Auditing fees                                                        81,410
    Legal fees                                                            5,557
    Amortization of organization expenses                                 6,757
    Miscellaneous                                                       461,652
                                                                   ------------
      Total expenses                                               $ 10,723,615
    Fees paid indirectly                                               (170,023)
    Reduction of expenses by distributor                               (210,700)
                                                                   ------------
      Net expenses                                                 $ 10,342,892
                                                                   ------------
        Net investment loss                                        $ (2,765,182)
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $ 40,395,360
    Foreign currency transactions                                      (484,700)
                                                                   ------------
        Net realized gain on investments and foreign
          currency transactions                                    $ 39,910,660
                                                                   ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $(40,297,332)
    Translation of assets and liabilities in foreign currencies          31,013
                                                                   ------------
        Net unrealized loss on investments and foreign currency
          translation                                              $(40,266,319)
                                                                   ------------
          Net realized and unrealized loss on investments and
            foreign currency                                       $   (355,659)
                                                                   ------------
            Decrease in net assets from operations                 $ (3,120,841)
                                                                   ============

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                                   1998                       1997
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                            $ (2,765,182)              $ (3,010,335)
  Net realized gain on investments and foreign currency
    transactions                                                   39,910,660                 54,087,549
  Net unrealized gain (loss) on investments and foreign
    currency translation                                          (40,266,319)                21,042,586
                                                                 ------------               ------------
    Increase (decrease) in net assets from operations            $ (3,120,841)              $ 72,119,800
                                                                 ------------               ------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                              $(20,053,104)              $ (9,634,864)
  From net realized gain on investments and foreign
    currency transactions (Class B)                               (28,720,424)               (13,421,222)
  From net realized gain on investments and foreign
    currency transactions (Class C)                                (2,097,140)                (1,004,314)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                  (638,217)                      --
                                                                 ------------               ------------
    Total distributions declared to shareholders                 $(51,508,885)              $(24,060,400)
                                                                 ------------               ------------
Net increase (decrease) in net assets from Fund share
  transactions                                                   $(11,059,613)              $ 21,994,786
                                                                 ------------               ------------
      Total increase (decrease) in net assets                    $(65,689,339)              $ 70,054,186
Net assets:
  At beginning of period                                          544,822,279                474,768,093
                                                                 ------------               ------------
At end of period (including accumulated net investment loss
  of $33,619 and $24,743, respectively)                          $479,132,940               $544,822,279
                                                                 ============               ============

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------

YEAR ENDED OCTOBER 31,                                1998              1997             1996            1995           1994*
-----------------------------------------------------------------------------------------------------------------------------
                                                  CLASS  A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period               $20.79            $19.09           $18.16          $17.45          $15.00
                                                    ------            ------           ------          ------          ------
Income from investment operations# -
  Net investment loss(S)                            $(0.01)           $(0.02)          $(0.07)         $ --            $(0.02)
  Net realized and unrealized gain (loss) on
   investments and foreign currency
   transactions                                      (0.41)             2.77             2.73            0.93            2.47
                                                    ------            ------           ------          ------          ------
    Total from investment operations                $(0.42)           $ 2.75           $ 2.66          $ 0.93          $ 2.45
                                                    ------            ------           ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                        $ --              $ --             $(0.01)         $ --            $ --
  From net realized gain on investments and
   foreign currency transactions                     (2.10)            (1.05)           (1.72)          (0.22)           --
                                                    ------            ------           ------          ------          ------
    Total distributions declared to
     shareholders
                                                    $(2.10)           $(1.05)          $(1.73)         $(0.22)         $ --
                                                    ------            ------           ------          ------          ------
Net asset value - end of period                     $18.27            $20.79           $19.09          $18.16          $17.45
                                                    ======            ======           ======          ======          ======
Total return(+)                                    (1.99)%            15.17%           15.73%           5.47%          16.33%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                         1.49%             1.52%            1.58%           1.63%           1.57%+
  Net investment income (loss)                     (0.06)%           (0.10)%          (0.35)%           0.02%         (0.14)%+
Portfolio turnover                                    104%              133%              95%            149%            100%
Net assets at end of period (000 omitted)         $195,194          $204,918         $172,106        $143,543        $131,503
  * For the period from the commencement of the Fund's investment operations, November 18, 1993, through October 31, 1994.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S) The distributor voluntarily waived its fee for the periods indicated. If the fee had been incurred by the Fund, the net investment loss per share and the ratios would have been:
    Net investment loss                             $(0.03)           $(0.04)          $(0.09)         $ --            $(0.04)
    Ratios (to average net assets):
      Expenses##                                     1.59%             1.62%            1.68%           1.73%           1.67%+
      Net investment loss                          (0.16)%           (0.20)%          (0.45)%         (0.08)%         (0.24)%+

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                1998              1997             1996            1995           1994*
-----------------------------------------------------------------------------------------------------------------------------
                                                  CLASS  B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period               $20.56            $18.87           $17.97          $17.32          $15.00
                                                    ------            ------           ------          ------          ------
Income from investment operations# -
  Net investment loss                               $(0.16)           $(0.17)          $(0.21)         $(0.14)         $(0.15)
  Net realized and unrealized gain (loss) on
   investments and foreign currency
   transactions                                      (0.40)             2.76             2.70            0.92            2.47
                                                    ------            ------           ------          ------          ------
    Total from investment operations                $(0.56)           $ 2.59           $ 2.49          $ 0.78          $ 2.32
                                                    ------            ------           ------          ------          ------
Less distributions declared to shareholders
 from net realized gain on investments and
 foreign currency transactions                      $(1.94)           $(0.90)          $(1.59)         $(0.13)         $ --
                                                    ------            ------           ------          ------          ------
Net asset value - end of period                     $18.06            $20.56           $18.87          $17.97          $17.32
                                                    ======            ======           ======          ======          ======
Total return                                       (2.70)%            14.30%           14.77%           4.61%          15.47%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                         2.24%             2.28%            2.39%           2.45%           2.39%+
  Net investment loss                              (0.81)%           (0.87)%          (1.16)%         (0.80)%         (0.95)%+
Portfolio turnover                                    104%              133%              95%            149%            100%
Net assets at end of period (000 omitted)         $259,345          $308,692         $282,668        $247,437        $236,971

  * For the period from the commencement of the Fund's investment operations, November 18, 1993, through October 31, 1994.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                   1998             1997             1996           1995         1994**
-----------------------------------------------------------------------------------------------------------------------------
                                                     CLASS  C
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period               $20.49            $18.85           $17.96          $17.34          $16.04
                                                    ------            ------           ------          ------          ------
Income from investment operations# -
  Net investment loss                               $(0.16)           $(0.17)          $(0.20)         $(0.13)         $(0.13)
  Net realized and unrealized gain (loss) on
   investments and foreign currency transactions     (0.40)             2.75             2.70            0.92            1.43
                                                    ------            ------           ------          ------          ------
    Total from investment operations                $(0.56)           $ 2.58           $ 2.50          $ 0.79          $ 1.30
                                                    ------            ------           ------          ------          ------
Less distributions declared to shareholders from
 net realized gain on investments and foreign
 currency transactions                              $(1.94)           $(0.94)          $(1.61)         $(0.17)         $ --
                                                    ------            ------           ------          ------          ------
Net asset value - end of period                     $17.99            $20.49           $18.85          $17.96          $17.34
                                                    ======            ======           ======          ======          ======
Total return                                       (2.73)%            14.27%           14.88%           4.68%           8.10%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                         2.24%             2.25%            2.32%           2.38%           2.31%+
  Net investment loss                              (0.83)%           (0.85)%          (1.10)%         (0.72)%         (0.83)%+
Portfolio turnover                                    104%              133%              95%            149%            100%
Net assets at end of period (000 omitted)          $19,149           $24,662          $19,994         $13,349         $11,872
 ** For the period from the inception of Class C, January 3, 1994, through October 31, 1994.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED                   PERIOD ENDED
                                                               OCTOBER 31, 1998            OCTOBER 31, 1997***
---------------------------------------------------------------------------------------------------------------
                                                                       CLASS  I
---------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                    $20.84                          $18.34
                                                                         ------                          ------
Income from investment operations# -
  Net investment income                                                  $ 0.04                          $ 0.04
  Net realized and unrealized gain (loss) on investments and
    foreign currency transactions                                         (0.40)                           2.46
                                                                         ------                          ------
      Total from investment operations                                   $(0.36)                         $ 2.50
                                                                         ------                          ------
Less distributions declared to shareholders  from net realized
  gain on investments and foreign currency transactions                  $(2.16)                         $ --
                                                                         ------                          ------
Net asset value - end of period                                          $18.32                          $20.84
                                                                         ======                          ======
Total return                                                            (1.64)%                           13.58%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                              1.24%                           1.21%+
  Net investment income                                                   0.19%                           0.20%+
Portfolio turnover                                                         104%                            133%
Net assets at end of period (000 omitted)                                $5,445                          $6,550
*** For the period from the inception of Class I, January 2, 1997, through October 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Global Growth Fund (the Fund) (formerly, MFS World Growth Fund) is a non-diversified series of MFS Series Trust VIII (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended October 31, 1998, $698,389 and $2,056,180, respectively were reclassified from accumulated net realized gain on investments and foreign currency transactions and paid-in capital to accumulated net investment loss due to differences between book and tax accounting for currency transactions and net investment losses. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.90% of average daily net assets.

The advisory agreement permits the adviser to engage one or more sub-advisers and the adviser has engaged Foreign & Colonial Management Ltd. and Foreign & Colonial Emerging Markets Ltd., each an England and Wales Company, to assist in the performance of its services.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $8,983 for the year ended October 31, 1998.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $63,936 for the year ended October 31, 1998, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $46,531 for the year ended October 31, 1998. The Class A distribution fee is currently being waived on a voluntary basis and may be imposed at the discretion of MFD. Fees incurred under the distribution plan during the year ended October 31, 1998, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $24,141 and $159 for Class B and Class C shares, respectively, for the year ended October 31, 1998. Fees incurred under the distribution plan during the year ended October 31, 1998, were 1.00% of average daily net assets attributable to both Class B and Class C shares on an annualized basis.

Certain Class A shares and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended October 31, 1998, were $3,546, $462,790, and $3,665 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%. Prior to January 1, 1998, the fee was calculated as a percentage of the average daily net assets at an effective annual rate of 0.13%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $538,552,998 and $607,444,886, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $ 446,337,659
                                                                  -------------
Gross unrealized appreciation                                     $  68,491,260
Gross unrealized depreciation                                       (43,035,037)
                                                                  -------------
    Net unrealized appreciation                                   $  25,456,223
                                                                  =============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares

                                       YEAR ENDED OCTOBER 31, 1998           YEAR ENDED OCTOBER 31, 1997
                                    --------------------------------       -------------------------------
                                        SHARES               AMOUNT             SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                          59,000,914      $1,171,149,285         28,172,048       $ 562,208,269
Shares issued to shareholders
  in reinvestment of
  distributions                         967,119          17,570,051            449,325           8,218,149
Shares transferred to Class I              --                  --             (373,008)         (6,841,795)
Shares reacquired                   (59,138,361)     (1,181,723,918)       (27,406,795)       (549,595,449)
                                    -----------      --------------        -----------       -------------
    Net increase                        829,672      $    6,995,418            841,570       $  13,989,174
                                    ===========      ==============        ===========       =============

Class B Shares
                                       YEAR ENDED OCTOBER 31, 1998           YEAR ENDED OCTOBER 31, 1997
                                    --------------------------------       -------------------------------
                                        SHARES                AMOUNT            SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                           2,457,348      $   47,943,310          3,233,868       $  64,511,271
Shares issued to shareholders
  in reinvestment of
  distributions                       1,230,304          22,182,930            561,080          10,209,856
Shares reacquired                    (4,343,624)        (84,629,146)        (3,754,830)        (75,204,244)
                                    -----------      --------------        -----------       -------------
    Net increase (decrease)            (655,972)     $  (14,502,906)            40,118       $    (483,117)
                                    ===========      ==============        ===========       =============

Class C Shares
                                       YEAR ENDED OCTOBER 31, 1998           YEAR ENDED OCTOBER 31, 1997
                                    --------------------------------       -------------------------------
                                        SHARES                AMOUNT            SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                           2,032,301      $   39,976,080            480,867       $   9,630,276
Shares issued to shareholders
  in reinvestment of
  distributions                          78,016           1,401,164             36,836             667,838
Shares reacquired                    (2,249,822)        (44,495,696)          (374,659)         (7,546,094)
                                    -----------      --------------        -----------       -------------
    Net increase (decrease)            (139,505)     $   (3,118,452)           143,044       $   2,752,020
                                    ===========      ==============        ===========       =============

Class I Shares
                                       YEAR ENDED OCTOBER 31, 1998          PERIOD ENDED OCTOBER 31, 1997*
                                    --------------------------------       -------------------------------
                                         SHARES              AMOUNT             SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                              54,528      $    1,091,358             38,825       $     786,858
Shares issued to shareholders
  in reinvestment of
  distributions                          35,224             638,251               --                  --
Shares transferred from Class A            --                  --              373,008           6,841,795
Shares reacquired                      (106,903)         (2,163,282)           (97,477)         (1,891,944)
                                    -----------      --------------        -----------       -------------
    Net increase (decrease)             (17,151)     $     (433,673)           314,356       $   5,736,709
                                    ===========      ==============        ===========       =============

*For the period from the inception of Class I, January 2, 1997, through October 31, 1997.

(6) Line of Credit
The Fund and other affiliated funds participate in an $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended October 31, 1998, was $3,760.

(7) Restricted Securities
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At October 31, 1998, the Fund owned the following restricted securities (constituting 0.5% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, are valued at fair value as determined in good faith by or at the direction of the Trustees.

                              DATE OF
DESCRIPTION                   ACQUISITION  SHARE AMOUNT        COST       VALUE
--------------------------------------------------------------------------------
Bank Handlowy w
 Warszawie              6/18/97 - 9/04/97        16,879  $  211,454   $  187,435
International Business
 Communications
 Systems, Inc.                    8/29/95        40,300     399,776      --
Jarvis Hotels PLC      11/01/96 - 7/21/98     1,157,160   3,065,685    1,974,646
                                                                      ----------
                                                                      $2,162,081
                                                                      ==========

INDEPENDENT AUDITORS' REPORT

To the Trustees of the MFS Series Trust VIII and the Shareholders of MFS Global Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Growth Fund (formerly known as MFS World Growth Fund) (a series of MFS Series Trust VIII) as of October 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended October 31, 1998 and 1997, and the financial highlights for each of the years in the five-year period ended October 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at October 31, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Global Growth Fund at October 31, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 11, 1998

--------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

   IN JANUARY 1999, SHAREHOLDERS WILL BE MAILED A FORM 1099 REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1998.

   THE FUND HAS DESIGNATED $42,002,293 AS A CAPITAL GAIN DIVIDEND.

   FOR THE YEAR ENDED OCTOBER 31, 1998, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR
   CORPORATIONS CAME TO 2.64%.

   FOR THE YEAR ENDED OCTOBER 31, 1998, INCOME FROM FOREIGN SOURCES WAS $5,228,534, AND FOREIGN TAXES WITHHELD WERE $541,000.

--------------------------------------------------------------------------------

MFS(R) GLOBAL GROWTH FUND

TRUSTEES                                               SECRETARY
Richard B. Bailey* - Private Investor;                 Stephen E. Cavan*
Former Chairman and Director (until 1991), MFS
Investment Management                                  ASSISTANT SECRETARY
                                                       James R. Bordewick, Jr.*
Marshall N. Cohan - Private Investor
                                                       CUSTODIAN
Lawrence H. Cohn, M.D. - Chief of Cardiac              State Street Bank and Trust Company
Surgery, Brigham and Women's Hospital;
Professor of Surgery, Harvard Medical School           AUDITORS
                                                       Deloitte & Touche LLP
The Hon. Sir J. David Gibbons, KBE - Chief
Executive Officer, Edmund Gibbons Ltd.;                INVESTOR INFORMATION
Chairman, Colonial Insurance Company, Ltd.             For MFS stock and bond market outlooks, call
                                                       toll free: 1-800-637-4458 anytime from a
Abby M. O'Neill - Private Investor                     touch-tone telephone.

Walter E. Robb, III - President and Treasurer,         For information on MFS mutual funds, call your
Benchmark Advisors, Inc. (corporate financial          financial adviser or, for an information kit,
consultants); President, Benchmark Consulting          call toll free: 1-800-637-2929 any business day
Group, Inc. (office services)                          from 9 a.m. to 5 p.m. Eastern time (or leave a
                                                       message anytime).
Arnold D. Scott* - Senior Executive
Vice President, Director, and Secretary,               INVESTOR SERVICE
MFS Investment Management                              MFS Service Center, Inc.
                                                       P.O. Box 2281
Jeffrey L. Shames* - Chairman, Chief                   Boston, MA 02107-9906
Executive Officer, and Director,
MFS Investment Management                              For general information, call toll free:
                                                       1-800-225-2606 any business day from 8 a.m. to
J. Dale Sherratt - President, Insight                  8 p.m. Eastern time.
Resources, Inc. (acquisition planning
specialists)                                           For service to speech- or hearing-impaired,
                                                       call toll free: 1-800-637-6576 any business day
Ward Smith - Former Chairman (until 1994),             from 9 a.m. to 5 p.m. Eastern time. (To use
NACCO Industries (holding company)                     this service, your phone must be equipped with
                                                       a Telecommunications Device for the Deaf.)
INVESTMENT ADVISER
Massachusetts Financial Services Company               For share prices, account balances, and
500 Boylston Street                                    exchanges, call toll free: 1-800-MFS-TALK
Boston, MA 02116-3741                                  (1-800-637-8255) anytime from a touch-tone
                                                       telephone.
DISTRIBUTOR
MFS Fund Distributors, Inc.                            WORLD WIDE WEB
500 Boylston Street                                    www.mfs.com
Boston, MA 02116-3741

PORTFOLIO MANAGERS
John W. Ballen*
David R. Mannheim*
Kevin R. Parke*
Toni Y. Shimura*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

*Affiliated with the Investment Adviser

                                                                ----------------
MFS(R) GLOBAL GROWTH FUND                                           Bulk Rate
                                                                   U.S. Postage
[Logo] M F S(R)                                                        Paid
INVESTMENT MANAGEMENT                                                  MFS
  We invented the mutual fund(R)                                ----------------


500 Boylston Street
Boston, MA 02116-3741










(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741
                                                  MWF-2 12/98 69M 09/209/309/809